UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the period ended October 31, 2014. The net asset values (NAV) per share at that date were $8.51, $8.49, $8.53, $8.52 and $8.53 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

For the period May 1, 2014 (commencement of operations) through October 31, 2014
Cohen & Steers Active Commodities Strategy Fund—Class A	–14.90%
Cohen & Steers Active Commodities Strategy Fund—Class C	–15.20%
Cohen & Steers Active Commodities Strategy Fund—Class I	–14.70%
Cohen & Steers Active Commodities Strategy Fund—Class R	— [a]
Cohen & Steers Active Commodities Strategy Fund—Class Z	–14.80%
Bloomberg Commodity Total Return Index[b]	–13.59%
S&P 500 Index[b]	8.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  Inception date of Class R was October 1, 2014. Total Return for this class was -1.96% for the period October 1, 2014 through October 31, 2014.

b  Formerly known as Dow Jones UBS Commodity Index Total Return, the Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of 22 exchange traded futures on physical commodities which are weighted to account for economic significance and market liquidity. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Most financial markets advanced during the period, with equity and fixed income indexes posting gains. The trajectory of economic growth was generally viewed as positive, although European and Chinese data was mixed. In the U.S., relatively strong macro data led to the continued tapering, and eventual conclusion, of the Federal Reserve's (the Fed) bond-purchasing program. Additionally, at the end of the period, the Bank of Japan unexpectedly announced it would continue its quantitative easing (QE) program until 2% inflation is reached, helping drive the U.S. dollar to four and a half year highs.

Low inflation, a stronger dollar and sector-specific factors drove commodity prices lower. In the energy group, cuts in demand estimates and robust supply weighed on performance. North Sea Brent (–19.7% total returnc) fell as geopolitical unrest failed to show any meaningful supply disruption and most OPEC countries showed a reluctance to cut production. In the U.S., prices for West Texas Intermediate (–14.9%) crude oil were lower as production rose to its highest level in 28 years.

Natural gas prices (–21.6%) corrected after surging in April amid harsh winter weather and a natural gas rig count that reached a 21-year low. Prices then fell sharply, largely due to cool summer weather and generally stronger-than-expected storage injections.

The precious metals sector (–10.6%) declined. High quality metals such as gold (–8.8%) started the period on a positive note, as geopolitical risks broadly supported prices for assets perceived as safe havens. Those early gains soon faded, however, particularly for silver (–15.9%), amid U.S. dollar strength and the Fed's well-telegraphed end of its bond-purchasing program. Palladium (–3.3%d) also advanced at the outset, breaking through the psychologically important $900/oz. level, before retreating amid China slowdown fears and reports that there could be increased physical supply in the market.

The base metal complex (+3.0%) advanced. Zinc (+12.9%) was a standout as market participants expected a large deficit in 2015, in part due to various mine closures. Aluminum (+12.1%) also had strong performance as fundamentals improved on supply cuts and strong demand. Copper (+0.5%) had positive returns, largely due to the announcement of two forthcoming strikes: one planned at the world's second largest copper mine in Indonesia and a second in Peru.

Grains (–21.1%) had sharp declines. Domestic and world production estimates for grains were broadly revised higher, putting downward pressure on prices. In the U.S., crop conditions and weather were extremely favorable during the growing season, which translated into record yields for both corn and soybeans; meanwhile, Brazil and Argentina began planting what could very well be record crops for both commodities.

In the softs sector (–19.9%), cotton prices fell 24.6%, as beneficial rains and an abatement of drought conditions in Texas and the Southwest increased the likelihood of a rebound in U.S. output.

c  Sector returns based on the Bloomberg Commodity Total Return Index and are for the period May 1, 2014 through October 31, 2014.

d  Return is based on the performance of the commodity futures held as part of the Fund, as this sector is not part of the Bloomberg Commodity Total Return Index.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Weak cotton prices were also an offshoot of a stronger U.S. dollar and a bearish change in Chinese stockpiling program policy. Sugar (–25.7%) fell as the market remained in surplus and prospects for Chinese and Indian demand softened.

The livestock sector (+0.8%) had positive returns. Live cattle (+15.2%) prices advanced on a continued tight supply outlook and strength in wholesale prices of beef. Lean hogs (–18.3%) declined, largely due to a rebound in supply as the spread of the deadly Porcine Epidemic Diarrhea Virus (PEDV) slowed thanks to warmer weather.

Fund Performance

The Fund had a negative total return for the period and underperformed its benchmark. Our overweight allocation in the energy group was the primary detractor from relative performance, though this was partially offset by favorable natural gas contract selection. Other detractors from performance included our underweight in copper and our net short position in feeder cattle.

The most significant contributor to relative returns was our underweight in grains, as prices in the sector were broadly lower during the period amid U.S. Department of Agriculture data that generally revealed bigger-than-expected inventories for corn, soybeans and wheat. Other contributors to performance included our net short position in cotton, our overweight in zinc and our out-of-index allocation in palladium.

Investment Outlook

With the recent dramatic fall in crude oil prices, we believe current prices are fully discounting any forecasted weakness in global crude oil demand and increased supply from North America. At the same time, prices continue to reflect very little geopolitical premium for the supply at risk in the Middle East, North Africa and Russia. From a greater OPEC (organization of petroleum exporting countries) perspective, the revenue generated from oil exports is the most critical component in the cartel's current account balance, and for seven of the 12 countries (representing over 11 million barrels per day of production), today's Brent price is below the minimum current account threshold.

Our near-term outlook for natural gas has turned more neutral as the storage deficit relative to its five-year average has almost entirely closed given the much larger than normal (and expected) injections over the last few months. As we enter the colder months and the start of the winter withdrawal season, weather becomes the primary driver of price and given its unpredictable nature we prefer to focus on longer-term supply/demand trends. With that said, we continue to believe that longer-term fundamentals should benefit from the potential for a boost in demand from U.S. liquefied natural gas exports, coal plant retirements and petrochemical capacity expansions.

Within precious metals, we prefer the platinum group metals (PGMs) and silver over gold. Demand for PGMs remains robust amid strong global auto sales, especially in China and the U.S. The gold to silver ratio has risen close to a six-year high, indicating an attractive value-driven level for silver. Silver exchange-traded fund (ETF) demand has also been resilient and rising, while gold ETF demand has been on the decline. In base metals, despite the Indonesian unprocessed mineral ore export ban, nickel inventories on the London Metal Exchange (LME) have continued to rise. However, we continue to favor nickel the most, as we expect the ban to tighten the market during the first few months of 2015 and result in the flattening and eventual decline of LME inventories. In general, recent LME inventory moves for most base metals indicate that demand is not as weak as some believe.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

In agriculture, we remain underweight both softs and grains. Even after falling nearly 25% so far in 2014, we believe cotton prices should trend lower, driven by a substantial increase in U.S. production, record global inventories and bearish changes to China's cotton policy. In grains, prices have fallen drastically as beneficial weather in the U.S. has led to record yields and large increases to production. Slow planting progress and dry weather conditions in South America have helped stabilize prices in the near term; however, we believe prices have more downside from current levels as planting conditions improve in Brazil and Argentina.

We remain underweight livestock, and believe cattle prices will continue to retreat from recent record highs as wholesale beef prices moderate and export demand weakens. We believe hog prices may bottom out after the recent correction, as cold weather returns and hog weights decline. In addition, with pork prices substantially lower than beef on a historical ratio basis, there should be more incentive to substitute towards the cheaper protein.

Sincerely,

  ROBERT H. STEERS

  Chairman

NICK KOUTSOFTAS	BEN ROSS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)

Total Return for the Period Ended October 31, 2014

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
Since Inception[c] (with sales charge)	–18.73%[a]	–16.05%[b]	—	—	—
Since Inception[c] (without sales charge)	–14.90%	–15.20%	–14.70%	–1.96%	–14.80%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our Web site at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2014 prospectuses for Class A, Class C and Class I; and in the September 30, 2014 prospectus for Class R and Class Z were as follows: Class A—2.70% and 1.45%; Class C—3.35% and 2.10%; Class I—2.45% and 1.10%; Class R—2.85% and 1.60%; and Class Z—2.35% and 1.10%. Through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception dates: May 1, 2014 for Class A, C, I and Z shares and October 1, 2014 for Class R Shares.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014—October 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[a] May 1, 2014– October 31, 2014
Class A
Actual (–14.90% return)	$1,000.00	$851.00	$6.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.38
Class C
Actual (–15.20% return)	$1,000.00	$848.00	$9.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.62	$10.66
Class I
Actual (–14.70% return)	$1,000.00	$853.00	$5.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.60
Class R
Actual (–1.96% return)[b]	$1,000.00	$980.40	$1.30
Hypothetical (5% annual return before expenses)[c]	$1,000.00	$1,017.14	$8.14
Class Z
Actual (–14.80% return)	$1,000.00	$852.00	$5.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.06	$6.21

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.45%, 2.10%, 1.10%, 1.60% and 1.22%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the fiscal period). If the Fund had borne all of its expenses that were assumed by the investment advisor, the annualized expense ratios would have been 4.80%, 5.45%, 4.45%, 4.95% and 4.57%, respectively.

b  Actual Expenses for the period from October 1, 2014 (inception date of Class R) to October 31, 2014.

c  Hypothetical expenses if Class R had been in existence from May 1, 2014 through October 31, 2014.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

October 31, 2014
Fund Sector Summary
(Unaudited)

% of Net Assets
U.S Treasury Bills	83.8
Money Market Funds	6.9
Other Assets in Excess of Liabilities[a]	9.3
100.0

Commodity Allocation Summaryb
(Unaudited)

a   Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2014.

b   The commodity allocation summary is expressed as an approximate percentage of the net notional value of the Fund's commodity futures contracts.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2014 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	90.7%
MONEY MARKET FUNDS	6.9%
State Street Institutional Treasury Money Market Fund, 0.00%[a,b]		700,000	$700,000
		Principal Amount
U.S. TREASURY BILLS	83.8%
U.S. Treasury Bills, 0.005%, due 1/22/15[b,c,d]		$8,550,000	8,550,000
TOTAL INVESTMENTS (Identified cost—$9,249,903)	90.7%		9,250,000
OTHER ASSETS IN EXCESS OF LIABILITIES[e]	9.3		949,585
NET ASSETS	100.0%		$10,199,585

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the annualized seven-day yield of the Fund.

b  All or a portion of this security is held by the Subsidiary.

c  The rate shown is the effective yield on the date of purchase.

d  All or a portion of this security has been pledged as collateral for futures contracts. $948,600 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

e  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2014.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2014 (Unaudited)

Futures contracts outstanding at October 31, 2014 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
23	Aluminum HG LME	$1,187,087	November 19, 2014	$30,968
10	Aluminum LME	511,750	January 19, 2015	25,374
6	Brent Crude Oil	515,160	November 13, 2014	(82,807)
17	Brent Crude Oil	1,467,780	December 16, 2014	(217,499)
3	Cocoa	86,970	December 15, 2014	(7,030)
8	Coffee C	564,000	December 18, 2014	(1,210)
3	Copper	228,525	December 29, 2014	(7,445)
46	Corn	866,525	December 12, 2014	97,361
6	Gold	702,960	December 29, 2014	(32,167)
5	KC Wheat	148,438	December 12, 2014	(15,096)
2	Lead LME	100,063	November 17, 2014	(8,443)
2	Lead LME	100,375	January 19, 2015	(3,669)
10	Light Sweet Crude Oil	804,200	December 19, 2014	(25,981)
3	Live Cattle	199,260	December 31, 2014	6,778
30	Natural Gas	1,187,700	December 29, 2014	(29,927)
9	Nickel LME	852,066	January 19, 2015	(37,145)
10	Nickel LME	943,860	November 19, 2014	(176,702)
7	NY Harbor ULSD	737,176	December 31, 2014	(17,861)
3	NY Harbor ULSD	316,373	November 28, 2014	(46,156)
8	Palladium	633,440	December 29, 2014	(56,457)
8	Platinum	494,080	January 28, 2015	(59,518)
8	Silver	644,240	December 29, 2014	(149,491)
7	Soybean Meal	256,690	January 14, 2015	40,486
15	Soybean Oil	315,180	January 14, 2015	14,626
24	Sugar 11	431,155	February 27, 2015	(20,897)
12	Wheat	319,500	December 12, 2014	(8,994)
6	Zinc LME	347,775	June 15, 2015	19,185
10	Zinc LME	577,625	November 19, 2014	(4,056)
	SHORT FUTURES OUTSTANDING
23	Aluminum HG LME	(1,187,088)	November 19, 2014	(97,136)
1	Aluminum HG LME	(51,175)	January 19, 2015	(2,309)
6	Brent Crude Oil	(539,700)	November 13, 2015	68,010
2	Cattle Feeder	(228,475)	January 29, 2015	(12,082)
1	Copper	(75,975)	March 27, 2015	3,778
23	Cotton No. 2	(741,175)	December 8, 2014	(7,924)
2	Lead LME	(100,062)	November 17, 2014	3,532
10	Lean Hogs[b]	(352,100)	December 12, 2014	26,121

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2014 (Unaudited)

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
10	Nickel LME	$(943,860)	November 19, 2014	$86,074
3	NY Harbor ULSD	(314,521)	February 27, 2015	47,637
3	Soybean	(157,388)	January 14, 2015	(12,008)
2	Zinc LME	(115,925)	June 15, 2015	(180)
10	Zinc LME	(577,625)	November 19, 2014	(14,301)
				$(684,561)

a  Represents positions held in the Subsidiary.

b  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

LME  London Metal Exchange

ULSD  Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$9,249,903)	$9,250,000
Cash	972,383
Receivable for:
Fund shares sold	208,021
Due from investment advisor	53,887
Total Assets	10,484,291
LIABILITIES:
Payable for:
Variation margin on futures contracts	199,983
Directors' fees	7,123
Administration fees	685
Distribution fees	1
Other liabilities	76,914
Total Liabilities	284,706
NET ASSETS	$10,199,585
NET ASSETS consist of:
Paid-in capital	$11,875,071
Accumulated net investment loss	(55,004)
Accumulated net realized loss	(936,765)
Net unrealized depreciation	(683,717)
$10,199,585

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2014 (Unaudited)

CLASS A SHARES:
NET ASSETS	$238,237
Shares issued and outstanding ($0.001 par value common stock outstanding)	27,979
Net asset value and redemption price per share	$8.51
Maximum offering price per share ($8.51 ÷ 0.955)[a]	$8.91
CLASS C SHARES:
NET ASSETS	$12,921
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,523
Net asset value and offering price per share[b]	$8.49
CLASS I SHARES:
NET ASSETS	$9,926,084
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,163,655
Net asset value, offering and redemption price per share	$8.53
CLASS R SHARES:
NET ASSETS	$9,810
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,151
Net asset value, offering and redemption price per share	$8.52
CLASS Z SHARES:
NET ASSETS	$12,533
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,470
Net asset value, offering and redemption price per share	$8.53

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period May 1, 2014a through October 31, 2014 (Unaudited)

Investment Income:
Interest income	$953
Expenses:
Investment advisory fees	50,772
Professional fees	63,095
Shareholder reporting expenses	27,698
Registration and filing fees	25,137
Custodian fees and expenses	18,283
Administration fees	16,939
Transfer agent fees and expenses	13,319
Directors' fees and expenses	7,981
Distribution fees—Class A	27
Distribution fees—Class C	44
Distribution fees—Class R	4
Shareholder servicing fees—Class A	11
Shareholder servicing fees—Class C	15
Shareholder servicing fees—Class Z	7
Miscellaneous	2,646
Total Expenses	225,978
Reduction of Expenses (See Note 2)	(170,021)
Net Expenses	55,957
Net Investment Loss	(55,004)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,222)
Futures contracts	(925,645)
Foreign currency transactions	102
Net realized loss	(936,765)
Net change in unrealized appreciation (depreciation) on:
Investments	97
Futures contracts	(684,561)
Foreign currency translations	747
Net change in unrealized appreciation (depreciation)	(683,717)
Net realized and unrealized loss	(1,620,482)
Net Decrease in Net Assets Resulting from Operations	$(1,675,486)

a  Commencement of operations.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period May 1, 2014[a] through October 31, 2014
Change in Net Assets:
From Operations:
Net investment loss	$(55,004)
Net realized loss	(936,765)
Net change in unrealized appreciation (depreciation)	(683,717)
Net decrease in net assets resulting from operations	(1,675,486)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	11,775,071
Total increase in net assets	10,099,585
Net Assets:
Beginning of period	100,000
End of period[b]	$10,199,585

a  Commencement of operations.

b  Includes accumulated net investment loss of $55,004.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

Class A
Per Share Operating Performance:	For the Period May 1, 2014[a] through October 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.07)
Net realized and unrealized loss	(1.42)
Total from investment operations	(1.49)
Net decrease in net asset value	(1.49)
Net asset value, end of period	$8.51
Total investment return[c]	–14.90%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$238.0
Ratio of expenses to average daily net assets (before expense reduction)	4.80%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(4.79)%[e]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.44)%[e]
Portfolio turnover rate	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Class C
Per Share Operating Performance:	For the Period May 1, 2014[a] through October 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.10)
Net realized and unrealized loss	(1.41)
Total from investment operations	(1.51)
Net decrease in net asset value	(1.51)
Net asset value, end of period	$8.49
Total investment return[c]	–15.20%[d,e]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$13.0
Ratio of expenses to average daily net assets (before expense reduction)	5.45%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.10%[f]
Ratio of net investment loss to average daily net assets (before expense reduction)	(5.43)%[f]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(2.08)%[f]
Portfolio turnover rate	—%[g]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  The net asset value (NAV) disclosed in the October 31, 2014 semiannual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2014.

e  Not annualized.

f  Annualized.

g  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Class I
Per Share Operating Performance:	For the Period May 1, 2014[a] through October 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.05)
Net realized and unrealized loss	(1.42)
Total from investment operations	(1.47)
Net decrease in net asset value	(1.47)
Net asset value, end of period	$8.53
Total investment return	–14.70%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$9,926.0
Ratio of expenses to average daily net assets (before expense reduction)	4.45%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[d]
Ratio of net investment loss to average daily net assets (before expense reduction)	(4.43)%[d]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.08)%[d]
Portfolio turnover rate	—%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Class R
Per Share Operating Performance:	For the Period October 1, 2014[a] through October 31, 2014
Net asset value, beginning of period	$8.69
Income (loss) from investment operations:
Net investment loss[b]	(0.01)
Net realized and unrealized loss	(0.16)
Total from investment operations	(0.17)
Net decrease in net asset value	(0.17)
Net asset value, end of period	$8.52
Total investment return	–1.96%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$10.0
Ratio of expenses to average daily net assets (before expense reduction)	4.95%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.60%[d]
Ratio of net investment loss to average daily net assets (before expense reduction)	(4.95)%[d]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.60)%[d]
Portfolio turnover rate	—%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Class Z
Per Share Operating Performance:	For the Period May 1, 2014[a] through October 31, 2014
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.06)
Net realized and unrealized loss	(1.41)
Total from investment operations	(1.47)
Net decrease in net asset value	(1.47)
Net asset value, end of period	$8.53
Total investment return	–14.80%[c,d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$13.0
Ratio of expenses to average daily net assets (before expense reduction)	4.57%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.22%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(4.55)%[e]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.20)%[e]
Portfolio turnover rate	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  The net asset value (NAV) disclosed in the October 31, 2014 semiannual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2014.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Active Commodities Strategy Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 11, 2014 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total return. The Fund had no operations until April 14, 2014 when it sold 1,000 shares each of Class A, C and Z and 7,000 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on May 1, 2014. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R shares. Class R shares became available for investment on October 1, 2014. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares.)

Cohen & Steers Active Commodities Strategy Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on March 13, 2014 and commenced operations on May 1, 2014. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. As of October 31, 2014, the Fund held $1,335,998 in the Subsidiary, representing 12.9% of the Fund's total assets (based on U.S. Federal income tax regulations). During the period May 1, 2014 (commencement of operations) through October 31, 2014, the Subsidiary generated realized losses of $925,645. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of October 31, 2014.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments	$9,250,000	$—	$9,250,000	$—
Total Investments[a]	$9,250,000	$—	$9,250,000	$—
Futures Contracts	$469,930	$469,930	$—	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$469,930	$469,930	$—	$—
Futures Contracts	$(1,154,491)	$(1,154,491)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(1,541,491)	$(1,541,491)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Commodities Risk: Because the Fund will have a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund's net asset value).

Non-U.S. Investment Risk: The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Options: The Fund may purchase call or put options. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. At October 31, 2014, the Fund did not have any purchased options outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions in which it trades and has concluded that as of October 31, 2014, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the current tax year for which the applicable statutes

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the period May 1, 2014 (commencement of operations) through October 31, 2014, and through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. For the period May 1, 2014 (commencement of operations) through September 30, 2014, the Fund's total annual operating expenses for Class Z shares was 1.25% due to a shareholder servicing fee which terminated on October 1, 2014. This contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the period May 1, 2014 (commencement of operations) through October 31, 2014, fees waived and/or expenses reimbursed totaled $170,021.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the period May 1, 2014 (commencement of operations) through October 31, 2014, the Fund incurred $4,062 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the period May 1, 2014 (commencement of operations) through October 31, 2014, the Fund has been advised that the distributor received $6 in sales commissions from the sale of Class A shares. There were no CDSC fees collected relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares, up to 0.10% of the average daily net assets of the Fund's Class I shares and up to 0.15% of the average daily net assets of the Fund's Class Z shares. Effective October 1, 2014, this fee was terminated for Class Z shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund, in the amount of $56 for the period May 1, 2014 (commencement of operations) through October 31, 2014.

Other: At October 31, 2014, the investment advisor and affiliated persons of the investment advisor owned 83.6% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

During the period May 1, 2014 (commencement of operations) through October 31, 2014, there were no purchases or sales of long-term investments. Additionally, during the period May 1, 2014 (commencement of operations) through October 31, 2014, there were no purchases or sales of long-term U.S. government securities.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2014 and the effect of derivatives held during the period May 1, 2014 (commencement of operations) through October 31, 2014, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Contracts: Futures Contracts[a]	—	$—	Payable for variation margin on futures contracts	$(684,561)[b]

a Futures contracts executed with Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

Consolidated Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Commodity Contracts:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(925,645)	$(684,561)

The following summarizes the volume of the Fund's futures contracts activity during the period May 1, 2014 (commencement of operations) through October 31, 2014:

Futures Contracts
Average Notional Balance—Long	$12,751,952
Average Notional Balance—Short	(3,838,460)
Ending Notional Balance—Long	15,539,953
Ending Notional Balance—Short	(5,385,069)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of October 31, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$9,249,903
Gross unrealized appreciation	$97
Gross unrealized depreciation	—
Net unrealized appreciation	$97

Note 6. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Period May 1, 2014[a] through October 31, 2014
	Shares	Amount
Class A:
Sold	26,979	$232,869
Net increase	26,979	$232,869
Class C:
Sold	523	$5,000
Net increase	523	$5,000
Class I:
Sold	1,173,117	$11,669,288
Redeemed	(16,462)	(146,586)
Net increase	1,156,655	$11,522,702
Class R:
Sold	1,151	$10,000
Net increase	1,151	$10,000
Class Z:
Sold	470	$4,500
Net increase	470	$4,500

a  Commencement of operations.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on March 18, 2014, the Advisory Agreement was discussed and was unanimously approved by the Fund's Board of Directors, including the Independent Directors, for a term ending on June 30, 2015. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to approve the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee and expense information compared to peer funds (Peer Funds) prepared by the Investment Advisor and by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors for the other funds it oversees, including presentations by portfolio managers relating to the investment performance of the Fund and other funds or accounts with investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor would provide to the Fund, including, but

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with representatives of the Investment Advisor the type of investments that would be made on behalf of the Fund. The Board of Directors also considered the Investment Advisor's investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Directors considered the services provided by the Investment Advisor to other registered funds advised by the Investment Advisor.

In addition, the Board of Directors considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund would likely have a favorable impact on the success of the Fund. The Board of Directors noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors concluded that the proposed services of the Investment to the Fund compared favorably to services provided by the Investment Advisor for other funds in both nature and quality. The Board of Directors concluded that the scope of services to be provided by the Investment Advisor would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor: Because the Fund is newly formed, the Board of Directors did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Directors found that the Investment Advisor had the necessary expertise to manage the Fund. The Board of Directors determined that the Investment Advisor would be an appropriate investment advisor for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the anticipated cost of the Investment Advisor's services. As part of its analysis, the Board of Directors considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Directors considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund if total fees and expenses exceeded certain thresholds. The Board of Directors then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund would pay an administrative fee to the Investment Advisor. The Board of Directors noted that that the Fund's anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor had not yet received any fees, the Board of Directors did not consider the profitability of the Investment Advisor. The Board of Directors also took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor would be eligible to receive by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees to be received by the Investment Advisor under the Administration Agreement, and noted the significant services to be received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services would be beneficial to the Fund.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors considered both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of the Investment Advisor and to contracts of other investment advisers. The Board of Directors also considered fees charged by the Investment Advisor to institutional and other clients.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreement.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Nick Koutsoftas
Vice President

Ben Ross
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CDFAX
Class  C—CDFCX
Class  I—CDFIX
Class  R—CDFRX
Class  Z—CDFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Active Commodities Strategy Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CDFAXSAR

Semiannual Report October 31, 2014

Cohen & Steers Active Commodities Strategy Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	December 23, 2014